SUPPLEMENT DATED FEBRUARY 27, 2026 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco Discovery Fund
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective February 27, 2026:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Ronald J. Zibelli, Jr., CFA	Portfolio Manager (Lead)	2019 (predecessor fund 2006)

Justin Livengood, CFA	Portfolio Manager	2026

Ash Shah, CFA	Portfolio Manager	2019 (predecessor fund 2014)

2. The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Ronald J. Zibelli, Jr., CFA, Portfolio Manager (Lead), who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Zibelli managed the predecessor fund since 2006 and was associated with OppenheimerFunds, a global asset management firm, since 2006.
▪
Justin Livengood, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2019. From 2006 to 2019, Mr. Livengood was associated with OppenheimerFunds, a global asset management firm.
▪
Ash Shah, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Shah managed the predecessor fund since 2014 and was associated with OppenheimerFunds, a global asset management firm, since 2006.
O-DIS-SUMSTAT-SUP